Earnings Release Presentation Q3 2021 Wintrust Financial Corporation

2 Our core fundamentals were strong, with robust loan and deposit growth, increased net interest income despite significant PPP loan reductions, record wealth management revenue, strong mortgage revenues, improved net overhead and efficiency ratios compared to the prior quarter, strong loan pipelines and very good credit quality metrics. Q3 2021 Summary

3 ROA3 • Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $1.2 billion, or 15% on an annualized basis. • Total deposits increased by $1.1 billion. • Net interest income increased by $7.9 million as compared to the second quarter of 2021 as follows: ◦ Increased $16.3 million primarily due to earning asset growth and a nine basis point decline in deposit costs. ◦ Increased $3.0 million due to one additional day in the quarter. ◦ Decreased by $11.4 million due to $3.6 million of less PPP interest income and $7.8 million of less PPP fee income. • Net interest margin decreased by four basis points primarily due to increased liquidity. • Recorded a negative provision for credit losses of $7.9 million in the third quarter of 2021 as compared to a negative provision for credit losses of $15.3 million in the second quarter of 2021. • Recorded no material net charge-offs in the third quarter of 2021 as compared to very minimal net charge-offs of $1.9 million in the second quarter of 2021. • Repurchased 134,062 shares of our common stock at a cost of $9.5 million, or an average price of $71.13 per share. • Tangible book value per common share (non-GAAP) increased to $58.32 as compared to $56.92 as of June 30, 2021.5 $33.3 billion $1.77 Q3 2021 Highlights Other items of note from the Third Quarter 2021 Performance Highlights (Q3 2021) $109.1 million Net Income Diluted EPS1 0.92% ROA3 10.31% ROE4 $47.8 billion Total Assets Total Loans $40.0 billion Total Deposits +$1.1 billion Total Assets +$0.4 billion +$1.1 billion Total Loans Total Deposits +$4.0 million Net Income +$0.07 Diluted EPS1 0 bps2 +7 bps2 ROE4 1.22% 66.03% Net Overhead Ratio Efficiency Ratio (Non-GAAP5) -253 bps2 Efficiency Ratio (Non-GAAP5) -10 bps2 Net Overhead Ratio Third Quarter 2021 Highlights as compared to Second Quarter 2021vs. Q2 2021 As of 9/30/2021 vs. 6/30/2021 66.17% Efficiency Ratio (GAAP) -254 bps2 Efficiency Ratio (GAAP) 4 ROE: Return on Average Common Equity 1 Diluted EPS: Net Income Per Common Share - Diluted 3 ROA: Return on Average Assets 5See Non-GAAP reconciliation on pg. 23 2 Bps: Basis Points

4 Earnings Summary Net Income & ROA ($ in Millions) Diluted EPS Key Observations Condensed Income Statement Current Q Difference vs.Current Q • Pre-Provision Net Revenue increased by $15.5 million compared to the prior quarter and $10.8 million as compared to Q3 2020 • $107.3 $101.2 $153.1 $105.1 $109.1 0.99% 0.92% 1.38% 0.92% 0.92% Net Income ROA Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $1.67 $1.63 $2.54 $1.70 $1.77 Diluted EPS Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Pre-Tax Income, excluding Provision for Credit Losses - 5 Quarter Trend (Non-GAAP1) ($ in Millions) $162.3 $135.9 $161.5 $128.9 $141.8 Pre-Tax Income, excluding Provision for Credit Losses Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 1 See Non-GAAP reconciliation on pg. 24 Thousands ($) Q3 2021 Q2 2021 Q3 2020 Net Interest Income $287,496 $7,906 $31,560 Non-Interest Income $136,474 $7,101 $(34,119) Net Revenue $423,970 $15,007 $(2,559) Non-Interest Expense $282,144 $2,032 $17,925 Pre-Provision Net Revenue $141,826 $12,975 $(20,484) Provision For Credit Losses $(7,916) $7,383 $(32,942) Income Before Taxes $149,742 $5,592 $12,458 Income Tax Expense $40,605 $1,564 $10,636 Net Income $109,137 $4,028 $1,822 Preferred Stock Dividends $6,991 $— $(3,295) Net Income Available to Common Shares $102,146 $4,028 $5,117 Diluted EPS $1.77 $0.07 $0.10 ROA 0.92% 0 bps -7 bps ROE 10.31% 7 bps -35 bps 2 ### 1 Q3 2020 had a $9.0 million state income tax benefit.

Loan Portfolio

WINTRUST

Key Observations

- Total loans, excluding Paycheck Protection Program ("PPP") loans, increased by $1.2 billion, as compared to June 30, 2021, primarily due to a $543 million increase in commercial loans excluding PPP, a $296 million increase in premium finance receivables - life insurance and a $207 million increase in commercial real estate.
- Total period end loans, excluding PPP loans, as of September 30, 2021 were $672 million higher than average total loans, excluding PPP loans, in the third quarter of 2021.
- Before the impact of scheduled payments and prepayments, gross commercial and commercial real estate loan pipelines were estimated to be approximately $1.4 billion to $1.5 billion at September 30, 2021, as compared to $1.2 billion to $1.3 billion at June 30, 2021. When adjusted for the probability of closing, the pipelines were estimated to be approximately $900 million to $1.0 billion at September 30, 2021, as compared to $700 million to $800 million at June 30, 2021.

Total Loans ($ in Billions)


Year-over-Year Change
$1.1B or 4% in Total Loans, $3.4B or 12% in Total Loans excl. PPP loans
$32.1
$28.7
3.53%
$32.1
$29.4
3.51%
$33.2
$29.9
3.43%
$32.9
$31.0
3.46%
$33.3
$32.2
3.44%
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
Total Loans
Total Loans excl. PPP
Average Total Loan Yield

Loan Composition (as of 9/30/2021)


30%
3%
27%
1%
5%
14%
20%
Commercial excl. PPP
Commercial PPP
Commercial Real Estate
Home Equity
Residential Real Estate
Premium Finance Receivables - Commercial
Premium Finance Receivables - Life Insurance

Total Loans as of 9/30/2021 vs. 6/30/2021 ($ in Millions)


$32,911
$(797)
$543
$207
$95
$296
$9
$33,264
6/30/2021
Commercial PPP
All Other Commercial
Commercial Real Estate
Premium Finance Receivables - Commercial Insurance
Premium Finance Receivables - Life Insurance
All Other Loans
9/30/2021

5

6 • Total deposits increased by $1.1 billion from the prior quarter end. The increase in deposits includes a $914 million increase in money market deposits and a $459 million increase in non-interest bearing deposits. Non-interest bearing deposits comprise 33% of total deposits as of September 30, 2021. • Rate paid on average interest-bearing deposits decreased 9 basis points from the prior quarter. • The loans to deposits ratio ended the current quarter at 83.3% as compared to 84.8% at prior quarter end. $38,805 $459 $144 $(221) $914 $85 $(233) $39,953 6/30/2021 Non-Interest-B earing NOW and Interest-B earing DDA Wealth Management Deposits Money Market Savings Time Certific ates of Deposit 9/30/2021 Deposit Portfolio Total Deposits ($ in Billions) Total Deposits as of 9/30/2021 vs. 6/30/2021 ($ in Millions)Deposit Composition (as of 9/30/2021) Key Observations $35.8 $37.1 $37.9 $38.8 $40.0 0.61% 0.51% 0.45% 0.38% 0.29% Total Deposits Rate Paid on Average Total Interest-Bearing Deposits 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 33% 9% 11% 27% 10% 10% Non-Interest-Bearing NOW and Interest-Bearing DDA Wealth Management Deposits Money Market Savings Time Certificates of Deposit Year-over-Year Change $4.1B or 11%

7 Liquidity • We continue to maintain excess liquidity and believe that deploying such liquidity could potentially increase our net interest margin and net interest income. • We remain well positioned to benefit from a higher rate environment and are monitoring the available market returns on investments. We will be prudent in our decision making. Key Observations Total Average Interest-Bearing Deposits with Banks and Cash Equivalents as a Percentage of Total Average Earning Assets ($ in Billions) $3.4 $4.4 $4.2 $3.8 $5.1 $3.8 $4.8 $3.3 $4.7 $5.2 0.14% 0.12% 0.11% 0.12% 0.16% Average Balance End of Period Balance Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Interest-Bearing Deposits with Banks and Cash Equivalents ($ in Billions) $39.8 $40.7 $41.9 $42.9 $44.2 $3.4 $4.4 $4.2 $3.8 $5.1 8.6% 10.8% 10.1% 9.0% 11.6% Total Average Earning Assets Total Average Interest-Bearing Deposits with Banks and Cash Equivalents Total Average Interest-Bearing Deposits with Banks and Cash Equivalents as a % of Total Average Earning Assets Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Investment Securities ($ in Billions) $3.8 $3.5 $3.9 $4.8 $5.1 $3.6 $3.7 $4.7 $4.8 $5.2 2.35% 2.11% 2.03% 2.03% 2.01% Average Balance End of Period Balance Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021

8 7.0% 8.5% 10.5% 4.50% 6.00% 8.00% 2.50% 2.50% 2.50% 8.8% 9.9% 12.1% Minimum Requirement Capital Conservation Buffer WTFC 12.4% 0.2% (0.5)% 12.1% 6/30/2021 Retained Earnings and other equity changes Change in RWA 9/30/2021 Capital Q3 2021 Key Observations Strong Capital Levels • Common Equity Tier 1 Capital and Total Capital ratios decreased primarily due to risk-weighted asset growth in Q3 2021. • Q3 2021 dividend of $0.31 per common share increased 11% from Q3 2020. • Tangible book value per common share increased $1.40 from the prior quarter-end and increased $6.62 or 12.8% from Q3 2020. Capital Adequacy1 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Common equity tier 1 capital ratio1 9.0% 8.8% 9.0% 9.0% 8.8% Tier 1 capital ratio1 10.2% 10.0% 10.2% 10.1% 9.9% Total capital ratio1 12.9% 12.6% 12.6% 12.4% 12.1% Tier 1 leverage ratio1 8.2% 8.1% 8.2% 8.2% 8.1% Tangible book value per common share (Non-GAAP2) $51.70 $53.23 $55.42 $56.92 $58.32 Estimated Excess Capital Above Conservation Buffer ($ in Millions) Common equity Tier 1 capital1 Tier 1 capital ratio1 Total capital ratio1 $699 $539 $608 1 Ratios for Q3 2021 are estimated 2 See Non-GAAP reconciliation on pg. 24 3 RWA: Risk-weighted Assets 4 CET1: Common Equity Tier 1 9.0% 8.8% 9.0% 9.0% 8.8% 10.2% 10.0% 10.2% 10.1% 9.9% 12.9% 12.6% 12.6% 12.4% 12.1% 8.2% 8.1% 8.2% 8.2% 8.1% CET1 Ratio Tier 1 Capital Ratio Total Capital Ratio Tier 1 Leverage Ratio 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Total Capital Ratio Rollforward Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Tangible book value per common share (Non-GAAP2) $51.70 $53.23 $55.42 $56.92 $58.32 1 4 3 5 5 Change in subordinated debt driven by a 20% annual phase out of subordinated debt from Tier 2 capital in compliance with Basel III requirements

9 Zelle - Number of Transactions Digital Usage Trends • primarily due to increased trust and asset management fees and brokerage commissions Zelle Payments 83.1 109.4 114.5 Number of Transactions (in Thousands) Q4 2019 Q4 2020 Q3 2021 RDC - Number of Transactions 62.1% 63.8% 66.0% Online/Mobile as a % of Total Retail Checking Households (active within past 90 days) Q4 2019 Q4 2020 Q3 2021 Online/Mobile Use as a % of Total Retail Checking Households Digital Use - Online/Mobile Remote Deposit Capture ("RDC") Zelle has become the fastest growing digital payment option. Since December 2019, Zelle payment volumes increased by 213%, while user volumes increased by 153%. In the last 12 months we have processed over 2.3 million Zelle payments. We have seen a steady increase in RDC adoption. Since December 2019, RDC deposit volumes increased by 38%, while user volumes increased by 43%. Digital adoption continues to increase, with number of households up 21% since year end 2019. As of Q3 2021 approximately 2/3rds of checking clients regularly use the banks online/mobile offerings. 207.5 476.0 649.1 Number of Transactions (in Thousands) Q4 2019 Q4 2020 Q3 2021 544.2 561.1 578.8 590.5 605.5 52.5% 53.6% 54.7% 55.7% 56.5% Number of Retail Checking E-Statements E-Statements as a % of Retail Checking Statements Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Retail Checking E-Statements - Number of Transactions & Active Users (in Thousands) Retail Checking Electronic Statements ("E- Statements") With the recent deterioration in USPS service levels, e-statements adoption will likely increase as customers pivot to a more reliable delivery channel. Over the last year we have seen stable growth in E-statement adoption with year-over-year user volumes growth of: 11.3%.

10 Awards - Best in Class - Commercial Banking1 • primarily due to increased trust and asset management fees and brokerage commissions 544.2 561.1 578.8 590.5 605.5 52.5% 53.6% 54.7% 55.7% 56.5% Number of Retail Checking E-Statements E-Statements as a % of Retail Checking Statements Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Retail Checking E-Statements - Number of Transactions & Active Users (in Thousands) Retail Checking Electronic Statements ("E- Statements") With the recent deterioration in USPS service levels, e-statements adoption will likely increase as customers pivot to a more reliable delivery channel. Over the last year we have seen stable growth in E-statement adoption with year-over-year user volumes growth of: 11.3%. 1 Source: 2021 Coalition Greenwich Market Tracking Program Our Customers are Highly Satisfied with their Bank. ACCORDING TO OUR CUSTOMERS, WE RANK HIGHEST IN: • Overall satisfaction • Ease of doing business • Bank you can trust • Values long-term relationships • Net promoter score • Overall digital experience PLUS, WE RANK HIGHEST IN THESE CATEGORIES, TOO: RELATIONSHIP MANAGER • Overall satisfaction with relationship manager • Responsiveness and prompt follow-up • Proactively provides advice • Effectively coordinated product specialists • Frequency of contact CASH MANAGEMENT • Overall product capability • Accuracy of operations • Customer service professional CREDIT PROCESS • Speed in responding to a loan request • Flexible terms and conditions • Willingness to extend credit • Digitizing the credit process 97% of our current customers rank their satisfaction with us as “excellent” or “above average.” 97%

Net Interest Margin

WINTRUST

Net Interest Margin (Quarterly Trends)



3.12%
3.02%
2.96%
3.00%
2.90%
2.57%
2.54%
2.54%
2.63%
2.59%
2.56%
2.53%
2.53%
2.62%
2.58%
0.79%
0.70%
0.63%
0.56%
0.48%
0.24%
0.22%
0.21%
0.19%
0.17%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Net Interest Margin (GAAP)
Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP[1])
Earning Assets Yield
Net Free Funds Contribution
Rate on Interest Bearing Liabilities

Net Interest Margin, Fully Taxable-Equivalent (Non-GAAP[1])



2.63%
(0.10)%
0.08%
(0.02)%
2.59%
Q2 2021
Earning Asset Yield
Interest Bearing Liability Rate
Net Free Funds
Q3 2021

Key Observations

- Q3 2021 net interest income totaled $287.5 million.
  - An increase of $7.9 million as compared to Q2 2021 and an increase of $31.6 million as compared to Q3 2020.
- Net interest margin decreased four basis points compared to the prior quarter:
  - Yield on earning assets down 10 bps primarily due to increased liquidity.
  - Interest bearing liability rate down 8 bps.
  - Net free funds down 2 bps.
- Net PPP fee income recognized to date is approximately $121.0 million.
  - As of September 30, 2021, the Company had approximately $24.8 million of net PPP loan fees that have yet to be recognized in income.

[1] See Non-GAAP reconciliation on pg. 23

11

12 Non-Interest Income ($ in Millions) $170.6 $158.4 $186.5 $129.4 $136.5 $25.0 $26.8 $29.3 $30.7 $31.5 $108.5 $86.8 $113.5 $50.6 $55.8 $11.7 $12.1 $14.4 $12.2 $12.8 $11.5 $11.8 $12.0 $13.2 $14.1 $13.9 $20.9 $17.3 $22.7 $22.3 Wealth Management Mortgage Banking Operating Lease Income, net Service Charges on Deposits Other Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Non-Interest Income Wealth Management Revenue ($ in Millions) • Non-interest income totaled $136.5 million. ◦ An increase of $7.1 million as compared to Q2 2021 and a decrease of $34.1 million as compared to Q3 2020. • Mortgage banking revenue increased by $5.2 million in Q3 2021 as compared to Q2 2021. See detail on Slide 13. • Wealth management income increased $841,000 as compared to Q2 2021. Key Observations 1 Other NII - includes Interest Rate Swap Fees, BOLI, Administrative Services, FX Remeasurement Gains/(Losses), Early Pay-Offs of Capital Leases, Gains/(losses) on investment securities, net, Fees from covered call options, Trading gains/(losses), net and Miscellaneous. 1 $25.0 $26.8 $29.3 $30.7 $31.5 $20.4 $22.1 $24.3 $25.6 $26.3$4.6 $4.7 $5.0 $5.1 $5.2 $27.0 $28.2 $32.2 $34.2 $34.5 Trust and Asset Management Brokerage Assets Under Administration ($ in Billions) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Operating Lease Income, Net ($ in Millions) $11.7 $12.1 $14.4 $12.2 $12.8 $230.4 $242.4 $239.0 $219.0 $243.9 Operating Lease Income, Net Lease Investments, Net (Period-End Balance) Q3 2020 Q4 2020 Q1 2021* Q2 2021 Q3 2021 • primarily due to increased trust and asset management fees and brokerage commissions * Q1 2021 included a $1.5 million gain on sale of lease assets

13 $47.996 $0.111 $(10.2)$(8.5)$(8.6) $(3.0)$(5.2) $18.0 $(5.5)$(0.9) $33.6 $70.9 $71.3 $37.5$39.2 $4.3 $(28.7)$(1.4)$(41.0)$(45.2) $20.9 $17.5$15.5 $— $— MSR - Payoffs/Paydowns MSR - Change in Fair Value Model Assumptions Production Revenue Servicing Income & Other MSR Capitalization MSR Hedging Gains (Losses) Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Mortgage Banking Production Revenue ($ in Millions) MSR1 Value & Loans Serviced for Others ($ in Millions) Originations for Sale ($ in Millions) Key Observations • Loans originated for sale in the third quarter of 2021 totaled $1.6 billion as compared to $1.7 billion in the prior quarter. • Loans serviced for others totaled $12.7 billion in the third quarter of 2021 as compared to $12.3 billion in the prior quarter. • Mortgage banking revenue increased to $55.8 million for the third quarter of 2021 as compared to $50.6 million in the second quarter of 2021. Primarily due to: ◦ $2.6 million related to the impact of MSR valuation and MSR capitalization, net of payoffs and paydowns. ◦ $1.7 million due to increased production revenue. % of MSRs to Loans Serviced for Others Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.86% 0.85% 1.08% 1.04% 1.05% 1 MSR: Mortgage Servicing Right LOGIC IN MORTGAGE BANKING REVENUE NEEDS TO BE MODIFIED Mortgage banking production revenue increased by $1.7 million as mortgage originations for sale totaled $1.6 billion in the third quarter of 2021 as compared to $1.7 billion in the second quarter of 2021. $94.1 $70.9 $71.3 $37.5 $39.23.77% 3.77% 3.66% 2.45% 2.68% Production Revenue Production Margin Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $86.9 $92.1 $124.3 $127.6 $133.6$10,140 $10,833 $11,531 $12,307 $12,720 MSRs, at fair value Loans Serviced for Others Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $2,227 $2,351 $2,222 $1,724 $1,559 $1,591 $1,757 $1,642 $1,329 $1,153 $636 $594 $580 $395 $406 Retail Originations Veterans First Originations Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021

Non-Interest Expense

WINTRUST

Trending Non-Interest Expense ($ in Millions)



$264.2
$281.9
$286.9
$280.1
$282.1
$49.8
$50.7
$45.9
$47.5
$47.6
$9.4
$7.9
$15.8
$17.3
$9.9
$9.9
$19.7
$20.6
$10.8
$8.5
$20.0
$20.9
$9.9
$11.3
$17.7
$20.9
$10.0
$13.4
$18.2
$22.0
$164.0
$171.1
$180.8
$172.8
$170.9
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Salaries and Employee Benefits
Software and Equipment
Occupancy, net
Advertising and Marketing
Operating Lease Equipment
Other[1]

Expense Management Ratios



0.87%
1.12%
0.90%
1.32%
1.22%
61.86%
67.53%
64.02%
68.56%
66.03%
Q3 2020
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Net Overhead Ratio[2]
Efficiency Ratio (Non-GAAP[3])

Non-Interest Expense - Current Quarter vs. Prior Quarter ($ in Millions)



$280.1
$(1.9)
$1.2
$2.1
$(2.3)
$2.9
$282.1
Q2 2021
Salaries and Employee Benefits
Software and Equipment
Advertising and Marketing
OREO Expenses, Net
All Other Expenses
Q3 2021

Q3 2021 Key Observations

- Salaries and employee benefits expense decreased by $1.9 million in the third quarter of 2021 as compared to the second quarter of the year.
  - The $1.9 million decline is primarily related to $6.3 million of lower compensation expense associated with the mortgage banking operation offset somewhat by higher incentive compensation expense for annual bonus and long-term incentive compensation plans during the third quarter relative to the second quarter.
- Advertising and marketing increase of $2.1 million relates primarily to increased sponsorship activity for the summer months.

[1] **Other NIE** - includes Professional Fees, Data Processing, amortization of other intangible assets, FDIC insurance, OREO expense, net, Commissions (3rd Party Brokers), Postage and Miscellaneous

[2] **Net Overhead Ratio** - The net overhead ratio is calculated by netting total non-interest expense and total non-interest income, annualizing this amount, and dividing by that period's average total assets. A lower ratio indicates a higher degree of efficiency.

[3] See Non-GAAP reconciliation on pg. 23

14

15 Loan Portfolio - Geographic Diversification Canada Market: Loan Portfolio1 - Geographic Diversification2 as of 9/30/2021 Total Loan Portfolio1 Primary Geographic Region Commercial: Commercial, industrial and other Illinois/Wisconsin Leasing Nationwide Franchise Lending Multi-State Commercial real estate Construction and development Illinois/Wisconsin Non-construction Illinois/Wisconsin Home equity Illinois/Wisconsin Residential Real Estate Illinois/Wisconsin Premium finance receivables Commercial insurance loans Nationwide and Canada Life insurance loans Nationwide Consumer and other Illinois/Wisconsin NP: Not Pictured 1 Total Loans excluding PPP 2 Geographic Diversification: relevant business location utilized, which can mean the following locations: collateral location, customer business location, customer home address and customer billing address. Key Observations • Strong geographical diversification with focus in Midwest, Western and Southern U.S. markets. • Approximately half of outstanding total loans1 reside outside of the Company's retail banking footprint. States/Jurisdictions that individually comprise less than 1% of the Total Loan Portfolio1 2% 10% 5% 40% 2% 2% 5% 1% 4% NP - Puerto Rico NP - Virgin Islands 1% 1% 1% 1% 2% 2% 5% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1% 1%

16 $389.0 $380.0 $321.3 $304.1 $296.1 1.21% 1.18% 0.97% 0.92% 0.89% 1.35% 1.29% 1.08% 0.98% 0.92% Total Allowance for Credit Losses Total Allowance for Credit Losses as a % of Total Loans Total Allowance for Credit Losses as a % of Total Loans (excl. PPP loans) 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Credit Quality • The Company estimates an increase to the allowance for credit losses of approximately 30% to 50% at adoption related to its loan portfolios and related lending commitments. Approximately 80% of the estimated increase is related to: ◦ Additions to existing reserves for unfunded lending-related commitments due to the consideration under CECL of expected utilization by the Company's borrowers over the life of such commitments. ◦ Establishment of reserves for acquired loans which previously considered credit discounts. The Company estimates an insignificant impact at adoption of measuring an allowance for credit losses for other in-scope assets (e.g. held-to-maturity debt securities). Allowance for Credit Losses at Period-End ($ in Millions) Non-Performing Loans ("NPLs") ($ in Millions) Total Provision for Credit Losses & Net Charge-Offs ("NCOs") ($ in Millions) Loan Portfolio by Credit Quality Indicator ($ in Thousands) $173.1 $127.5 $99.1 $87.7 $90.0 0.54% 0.40% 0.30% 0.27% 0.27% NPLs $ NPLs as a % of Total Loans 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $9.3 $10.3 $13.3 $1.9 $—$25.0 $1.2 $(45.3) $(15.3) $(7.9) 0.12% 0.13% 0.17% 0.02% —% NCOs $ Total Provision for Credit Losses Annualized NCOs as a % of Average Total Loans Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 $25.0 $1.2 $(45.3) $(15.3) $(7.9) 37.10% Total Provision for Credit Losses Net Charge-Offs as a % of the Provision for Credit Losses 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $7.8 $53 $135.1 $0 $0 $— $— $— $— $—$7.8 $53.0 $135.1 37.1% 876.0% Provision for credit losses - PCD Provision for credit losses - non PCD Net charge-offs as a percentage of the provision for credit losses Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Incurred Loss Method CECL Incurred Loss Method CECL Q3 2021 Q2 2021 Increase/ Decrease Pass $ 32,045,349 $ 31,594,583 $ 450,766 Special Mention 794,238 802,259 (8,021) Substandard Accrual 340,516 431,647 (91,131) Substandard Nonaccrual/Doubtful 83,940 82,698 1,242 Total Loans $ 33,264,043 $ 32,911,187 $ 352,856 Q3 2021 Key Observations The key drivers of the shift in credit quality mix include: • Risk rating upgrades as a result of improved credit performance. • Increase in pass rated credits was driven by commercial loan growth and higher utilization on existing lines partially offset by decline in PPP Loans.

Credit Quality - Commercial Loans

WINTRUST

Period-End Loans & Annualized Net Charge-Offs[1]
($ in Millions)


$8,898
$9,240
$9,415
$9,563
$10,106
0.16%
0.03%
0.37%
0.08%
0.02%
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
Total Commercial Loans[2]
Net Charge-Offs Ratio

Non-Performing Loans ("NPLs") ($ in Millions)


$42.0
$22.1
$22.5
$24.5
$26.5
0.34%
0.18%
0.18%
0.21%
0.24%
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021
NPLs
NPL as a % of Category

Q3 2021 Key Observations

- While net charge-offs were slightly elevated in Q1 2021, charge-off levels returned to low levels in Q2 2021 and have dropped even lower in Q3 2021.
- The proportion of Commercial non-performing loans remains relatively low as pandemic-driven circumstances continue to improve.
- Line utilization increased slightly in Q3 2021 but remains historically low as a result of factors such as excess liquidity in the market as well as suspension of capital expenditures and other non-working capital payments.
- Payoffs/paydowns continue to remain at elevated levels, impacting growth in the portfolio.

Line Utilization as a % of Commercial Loans[3]


50.8%
41.4%
43.0%
39.7%
38.9%
38.4%
39.3%
3/31/2020
6/30/2020
9/30/2020
12/31/2020
3/31/2021
6/30/2021
9/30/2021

[1] Net Charge-off Ratio is calculated as a percentage of average loans
[2] **Commercial Loans** excludes PPP loans
[3] Excludes PPP loans, leases, and term loans

17

18 $8,423 $8,494 $8,545 $8,678 $8,886 0.06% 0.27% 0.04% 0.04% —% Total CRE Loans Net Charge-Offs Ratio 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Credit Quality - Commercial Real Estate Loans Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Non-Performing Loans ("NPLs") ($ in Millions) $68.8 $46.1 $34.4 $26.0 $23.7 0.82% 0.54% 0.40% 0.30% 0.27% NPLs NPL as a % of Category 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Q3 2021 Key Observations • The CRE portfolio continues a steady growth trend while non-performing loans continue to decline as conditions improve. • Charge-offs have generally remained low and reflect the conservative underwriting standards the Company employs. • The CRE portfolio is well-diversified with a majority of its exposure in stabilized, income producing properties. 15% 17% 17%25% 26% Office Industrial Retail Multi-family Mixed use and other 79% 4% 17% Commercial construction Residential construction Land Commercial Real Estate Loan Composition (as of 9/30/2021) 1 Net Charge-off Ratio is calculated as a percentage of average loans 13% 15% 14% 21% 21% 12% 1% 3% Office Industrial Retail Multi-family Mixed use and other Commercial construction Residential construction Land

19 $4,060 $4,054 $3,959 $4,522 $4,617 0.28% 0.27% 0.15% (0.11)% (0.03)% Period End Balance Net Charge-Offs Ratio 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Credit Quality - PFR Commercial Origination Trends ($ in Millions) Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Average Balances & Quarterly Yields ($ in Millions) $3,724.6 $4,134.0 $4,010.5 $3,952.9 5.05% 4.60% 4.60% 4.42% Average Balance Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q3 2021 Key Observations • At the beginning of the pandemic, Premium Finance Receivables ("PFR") - Commercial experienced an increase in NPLs as a result of borrower delinquency, which was exacerbated by state emergency orders delaying cancellation of insurance policies which generate return premiums, the collateral for this portfolio. This greatly diminished in the latter part of Q3 2020 and has continued to decline. • Despite the pandemic and state emergency orders, net charge-off levels remained low and characteristic of the low loss levels expected of this portfolio, with the portfolio experiencing net recoveries in Q2 2021 and Q3 2021. • Strong origination volumes in 2020 and into 2021 as a result of businesses seeking financing opportunities during the pandemic, hardening insurance markets, additions of new relationships and a low rate environment. 1 Net Charge-off Ratio is calculated as a percentage of average loans $2,495 $2,467 $2,443 $3,008 $2,756 Originations 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Non-Performing Loans ("NPLs") ($ in Millions) $33.3 $26.1 $14.3 $10.0 $13.1 0.82% 0.64% 0.36% 0.22% 0.28% NPLs NPL as a % of Category 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021

20 $5,489 $5,857 $6,111 $6,360 $6,655 —% —% —% —% —% Period End Balance Net Charge-Offs Ratio 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Credit Quality - PFR Life Non-Performing Loans ("NPLs") ($ in Millions)Period-End Loans & Annualized Net Charge-Offs1 ($ in Millions) Average Balances & Quarterly Yields ($ in Millions) $5,290.1 $5,462.8 $5,636.3 $5,957.5 3.71% 3.38% 3.74% 2.89% Average Balance Yield Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Q3 2021 Key Observations • Throughout the pandemic, the Premium Finance Receivables ("PFR") - Life Insurance portfolio has remained extremely resilient and has continued to demonstrate exceptional credit quality, as shown by the characteristically low net charge-off and NPL levels. • Origination levels have remained strong. Some of the primary drivers of growth in 2021 include: ◦ increased mortality awareness in response to the pandemic. ◦ realized or anticipated changes in tax laws. ◦ low interest rate environment has made levering insurance products attractive to consumers • Collateral as a percentage of outstanding balance is 115% as of Q3 2021. 1 Net Charge-off Ratio is calculated as a percentage of average loans 2 Total Loan Collateral reported at actual values versus credit advance rate 3 Collateral Coverage is calculated by dividing Total Loan Collateral (Undiscounted) by Total Loan Portfolio Balance $315.4 $442.7 $330.3 $360.0 $371.9 Originations 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 Total Loan Collateral2 by Type (as of 9/30/2021) ($ in Millions) No material charge-offs have occurred in the periods presented below. $0.2 —% NPLs NPL as a % of Category 9/30/2020 12/31/2020 3/31/2021 6/30/2021 9/30/2021 $6,544 $1,136 Cash Surrender Value Other 2.8% 64.7% 3.6% 0.8% 19.3% 8.7% Annuity Brokerage Account Certificate of Deposit Bank Cash/Cash Equivalent Letters of Credit Money Market "Other" Loan Collateral2 by Type (as of 9/30/2021) OtherCollateral Coverage3 of 115% NPLs for all quarters except Q1 2021 are zero.

21 • Restaurants & Food Services make up 4.1% of Total Loans excluding PPP loans and is primarily made up of Quick Service Restaurants ("QSRs"). Outstanding COVID-19 related loan modifications in Restaurants & Food Services modifications decreased to 0.3% as of September 30, 2021 from 2.5% as of June 30, 2021, which are solely dine-in concepts. • Hotels & Accommodation make up 0.6% of Total Loans excluding PPP loans. Hotels & Accommodation had no outstanding COVID-19 related modifications as of September 30, 2021. Key Observations Select High Impact Industries 8.0% Credit Quality - COVID-19 - Select High Impact Industries Key Observations Other Loans 92.0% Total loans of $33.3 billion Total Loan Mix1 as of 9/30/2020: Select High Impact Industries Select High Impact Industries As of 6/30/2021 As of 9/30/2021 As of 6/30/2021 As of 9/30/2021 Industry $ shown in Millions Loan Balance % of Total Loans1 Total Commitment Balance Loan Balance % of Total Loans1 Total Commitment Balance COVID-19 Related Modified Loan Balances Loan Balance % with COVID-19 Related Modifications COVID-19 Related Modified Loan Balances Loan Balance % with COVID-19 Related Modifications Arts Entertainment & Recreation $240 0.8% $353 $240 0.7% $356 $3 1.3% $2 0.8% Dentists, Doctors, & Hospitals $414 1.3% $571 $458 1.4% $605 $0 —% $0 —% Hotels & Accommodation $182 0.6% $186 $179 0.6% $185 $26 14.3% $0 —% Nursing Home & Senior Living $235 0.8% $299 $272 0.8% $326 $27 11.5% $28 10.3% Oil & Gas $21 0.1% $21 $21 0.1% $21 $0 —% $0 —% Restaurants & Food Services $1,228 4.0% $1,485 $1,329 4.1% $1,610 $31 2.5% $4 0.3% Social Services $98 0.3% $141 $109 0.3% $153 $3 3.1% $0 —% Total High Impact Industry $2,418 7.8% $3,056 $2,608 8.1% $3,256 $90 3.7% $34 1.3% 1 Total Loans excludes PPP loans COVID-19 Related Modified Loan Types ($ shown in Millions) Loan Balance as of 6/30/21 Loan Balance as of 9/30/21 Difference Interest Only $69 $61 -$8 Full Payment Deferral $42 $5 -$37 Line Increases $7 $0 -$7 All Other $28 $6 -$22 Total $146 $72 -$74 Total COVID-19 Related Loan Modifications

22 $304,121 $(13,580) $5,597 $296,138 6/30/2021 9/30/2021 • Steady macroeconomic indicators and market conditions. • Current economic and political uncertainties. • Ongoing governmental monetary and fiscal support. • Substantial liquidity in the market. • Future expectations regarding current COVID-19 loan modifications. • Exposure to industries with the highest risk factors. • High touch relationships with commercial and consumer borrowers. • Economic Inputs ◦ Baa Credit Spread ◦ Commercial Real-Estate Price Index ◦ GDP ◦ Dow Jones Total Stock Market Index • Portfolio Characteristics ◦ Risk Ratings ◦ Life of Loan Credit Quality - CECL Allowance for Credit Losses ($ in Thousands) - 9/30/2021 vs. 6/30/2021 Key Observations • CECL Day 1 transition adjustment • Includes ACL for loans and leases, off- balance sheet credit exposures and debt securities • New volume and run-off • Changes in credit quality • Aging of existing portfolio • Shifts in segmentation mix • Changes in specific reserves • Net charge-offs • Changes due to macroeconomic conditions • Model imprecision Day 1 Adjustment Portfolio Changes Economic Factors • Baa Corporate credit spread steadily widens during the 8-Quarter Reasonable and Supportable ("R&S") time period. • Commercial Real Estate Price Index remains flat through Q1 2022 before appreciating during the remainder of the R&S time period. • Real GDP growth rate stays above the potential GDP growth rate of approximately 1.9% in 2021 and 2.1% in 2022. • Dow Jones U.S. Total Stock Market Index steadily declines during the R&S time period. Macroeconomic Scenario Key Model Inputs Qualitative Considerations

Non-GAAP Reconciliation

WINTRUST

Reconciliation of Non-GAAP Net Interest Margin and Efficiency Ratio ($ in Thousands):	Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Nine Months Ended September 30, 2021	September 30, 2020
(A) Interest Income (GAAP)	$ 322,457	$ 319,579	$ 305,469	$ 307,981	$ 311,156	$ 947,505	$ 985,039
Taxable-equivalent adjustment:							
- Loans	411	415	384	324	481	1,210	1,917
- Liquidity Management Assets	492	494	500	530	546	1,486	1,635
- Other Earning Assets	—	—	—	3	1	—	6
(B) Interest Income (non-GAAP)	$ 323,360	$ 320,488	$ 306,353	$ 308,838	$ 312,184	$ 950,201	$ 988,597
(C) Interest Expense (GAAP)	$ 34,961	$ 39,989	$ 43,574	$ 48,584	$ 55,220	$ 118,524	$ 204,529
(D) Net Interest Income (GAAP) (A minus C)	$ 287,496	$ 279,590	$ 261,895	$ 259,397	$ 255,936	$ 828,981	$ 780,510
(E) Net Interest Income (non-GAAP) (B minus C)	$ 288,399	$ 280,499	$ 262,779	$ 260,254	$ 256,964	$ 831,677	$ 784,068
Net interest margin (GAAP)	**2.58%**	**2.62%**	**2.53%**	**2.53%**	**2.56%**	**2.58%**	**2.79%**
Net interest margin, fully taxable-equivalent (non-GAAP)	**2.59%**	**2.63%**	**2.54%**	**2.54%**	**2.57%**	**2.59%**	**2.80%**
(F) Non-interest income	$ 136,474	$ 129,373	$ 186,506	$ 158,361	$ 170,593	$ 452,353	$ 445,828
(G) (Losses) gains on investment securities, net	(2,431)	1,285	1,154	1,214	411	8	(3,140)
(H) Non-interest expense	282,144	280,112	286,889	281,867	264,219	849,145	758,228
Efficiency ratio (H/(D+F-G))	**66.17%**	**68.71%**	**64.15%**	**67.67%**	**62.01%**	**66.27%**	**61.67%**
Efficiency ratio (non-GAAP) (H/(E+F-G))	**66.03%**	**68.56%**	**64.02%**	**67.53%**	**61.86%**	**66.13%**	**61.49%**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

23

Non-GAAP Reconciliation

WINTRUST

Reconciliation of Non-GAAP Tangible Common Equity ($'s and Shares in Thousands):	Three Months Ended September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	Nine Months Ended September 30, 2021	September 30, 2020
Total shareholders' equity (GAAP)	**$ 4,410,317**	**$ 4,339,011**	**$ 4,252,511**	**$ 4,115,995**	**$ 4,074,089**		
Less: Non-convertible preferred stock (GAAP)	(412,500)	(412,500)	(412,500)	(412,500)	(412,500)		
Less: Intangible assets (GAAP)	(675,910)	(678,333)	(680,052)	(681,747)	(683,314)		
(I) Total tangible common shareholders' equity (non-GAAP)	**$ 3,321,907**	**$ 3,248,178**	**$ 3,159,959**	**$ 3,021,748**	**$ 2,978,275**		
Reconciliation of Non-GAAP Tangible Book Value per Common Share ($'s and Shares in Thousands):							
Total shareholders' equity	**$ 4,410,317**	**$ 4,339,011**	**$ 4,252,511**	**$ 4,115,995**	**$ 4,074,089**		
Less: Preferred stock	(412,500)	(412,500)	(412,500)	(412,500)	(412,500)		
(L) Total common equity	$ 3,997,817	$ 3,926,511	$ 3,840,011	$ 3,703,495	$ 3,661,589		
(M) Actual common shares outstanding	56,956	57,067	57,023	56,770	57,602		
Book value per common share (L/M)	**$70.19**	**$68.81**	**$67.34**	**$65.24**	**$63.57**		
Tangible book value per common share (non-GAAP) (I/M)	**$58.32**	**$56.92**	**$55.42**	**$53.23**	**$51.70**		
Reconciliation of Non-GAAP Pre-Tax, Pre-Provision Income ($ in Thousands):							
Income before taxes	$ 149,742	$ 144,150	$ 206,859	$ 134,711	$ 137,284	$ 500,751	$ 255,070
Add: Provision for credit losses	(7,916)	(15,299)	(45,347)	1,180	25,026	(68,562)	213,040
Pre-tax income, excluding provision for credit losses (non-GAAP)	**$ 141,826**	**$ 128,851**	**$ 161,512**	**$ 135,891**	**$ 162,310**	**$ 432,189**	**$ 468,110**

The accounting and reporting policies of Wintrust conform to generally accepted accounting principles ("GAAP") in the United States and prevailing practices in the banking industry. However, certain non-GAAP performance measures and ratios are used by management to evaluate and measure the Company's performance. Management believes that these measures and ratios provide users of the Company's financial information a more meaningful view of the performance of the Company's interest-earning assets and interest-bearing liabilities and of the Company's operating efficiency. Other financial holding companies may define or calculate these measures and ratios differently.

24

25 This document contains forward-looking statements within the meaning of federal securities laws. Forward-looking information can be identified through the use of words such as “intend,” “plan,” “project,” “expect,” “anticipate,” “believe,” “estimate,” “contemplate,” “possible,” “will,” “may,” “should,” “would” and “could.” Forward-looking statements and information are not historical facts, are premised on many factors and assumptions, and represent only management’s expectations, estimates and projections regarding future events. Similarly, these statements are not guarantees of future performance and involve certain risks and uncertainties that are difficult to predict, such as the impacts of the COVID-19 pandemic (including the emergence of variant strains), and which may include, but are not limited to, those listed below and the Risk Factors discussed under Item 1A of the Company’s 2020 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of invoking these safe harbor provisions. Such forward-looking statements may be deemed to include, among other things, statements relating to the Company’s future financial performance, the performance of its loan portfolio, the expected amount of future credit reserves and charge-offs, delinquency trends, growth plans, regulatory developments, securities that the Company may offer from time to time, and management’s long-term performance goals, as well as statements relating to the anticipated effects on financial condition and results of operations from expected developments or events, the Company’s business and growth strategies, including future acquisitions of banks, specialty finance or wealth management businesses, internal growth and plans to form additional de novo banks or branch offices. Actual results could differ materially from those addressed in the forward-looking statements as a result of numerous factors, including the following: • the severity, magnitude and duration of the COVID-19 pandemic, including the emergence of variant strains, and the direct and indirect impact of such pandemic, as well as responses to the pandemic by the government, businesses and consumers, on our operations and personnel, commercial activity and demand across our business and our customers’ businesses; • the disruption of global, national, state and local economies associated with the COVID-19 pandemic, which could affect the Company’s liquidity and capital positions, impair the ability of our borrowers to repay outstanding loans, impair collateral values and further increase our allowance for credit losses; • the impact of the COVID-19 pandemic on our financial results, including possible lost revenue and increased expenses (including the cost of capital), as well as possible goodwill impairment charges; • economic conditions that affect the economy, housing prices, the job market and other factors that may adversely affect the Company’s liquidity and the performance of its loan portfolios, particularly in the markets in which it operates; • negative effects suffered by us or our customers resulting from changes in U.S. trade policies; • the extent of defaults and losses on the Company’s loan portfolio, which may require further increases in its allowance for credit losses; • estimates of fair value of certain of the Company’s assets and liabilities, which could change in value significantly from period to period; • the financial success and economic viability of the borrowers of our commercial loans; • commercial real estate market conditions in the Chicago metropolitan area and southern Wisconsin; • the extent of commercial and consumer delinquencies and declines in real estate values, which may require further increases in the Company’s allowance for credit losses; • inaccurate assumptions in our analytical and forecasting models used to manage our loan portfolio; • changes in the level and volatility of interest rates, the capital markets and other market indices (including developments and volatility arising from or related to the COVID-19 pandemic) that may affect, among other things, the Company’s liquidity and the value of its assets and liabilities; • a prolonged period of near zero interest rates or potentially negative interest rates, either broadly or for some types of instruments, which may affect the Company’s net interest income and net interest margin, and which could materially adversely affect the Company’s profitability; • competitive pressures in the financial services business which may affect the pricing of the Company’s loan and deposit products as well as its services (including wealth management services), which may result in loss of market share and reduced income from deposits, loans, advisory fees and income from other products; • failure to identify and complete favorable acquisitions in the future or unexpected difficulties or developments related to the integration of the Company’s recent or future acquisitions; • unexpected difficulties and losses related to FDIC-assisted acquisitions; • harm to the Company’s reputation; • any negative perception of the Company’s financial strength; • ability of the Company to raise additional capital on acceptable terms when needed; Forward-Looking Statements

26 • disruption in capital markets, which may lower fair values for the Company’s investment portfolio; • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; • failure or breaches of our security systems or infrastructure, or those of third parties; • security breaches, including denial of service attacks, hacking, social engineering attacks, malware intrusion or data corruption attempts and identity theft; • adverse effects on our information technology systems resulting from failures, human error or cyberattacks (including ransomware); • adverse effects of failures by our vendors to provide agreed upon services in the manner and at the cost agreed, particularly our information technology vendors; • increased costs as a result of protecting our customers from the impact of stolen debit card information; • accuracy and completeness of information the Company receives about customers and counterparties to make credit decisions; • ability of the Company to attract and retain senior management experienced in the banking and financial services industries; • environmental liability risk associated with lending activities; • the impact of any claims or legal actions to which the Company is subject, including any effect on our reputation; • losses incurred in connection with repurchases and indemnification payments related to mortgages and increases in reserves associated therewith; • the loss of customers as a result of technological changes allowing consumers to complete their financial transactions without the use of a bank; • the soundness of other financial institutions; • the expenses and delayed returns inherent in opening new branches and de novo banks; • liabilities, potential customer loss or reputational harm related to closings of existing branches; • examinations and challenges by tax authorities, and any unanticipated impact of the Tax Act; • changes in accounting standards, rules and interpretations, and the impact on the Company’s financial statements; • the ability of the Company to receive dividends from its subsidiaries; • uncertainty about the discontinued use of LIBOR and transition to an alternative rate; • a decrease in the Company’s capital ratios, including as a result of declines in the value of its loan portfolios, or otherwise; • legislative or regulatory changes, particularly changes in regulation of financial services companies and/or the products and services offered by financial services companies, including those changes that are in response to the COVID-19 pandemic, including without limitation the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), the Economic Aid to Hard-Hit Small Businesses, Nonprofits and Venues Act, and the rules and regulations that may be promulgated thereunder; • a lowering of our credit rating; • changes in U.S. monetary policy and changes to the Federal Reserve’s balance sheet, including changes in response to the COVID-19 pandemic or otherwise; • regulatory restrictions upon our ability to market our products to consumers and limitations on our ability to profitably operate our mortgage business; • increased costs of compliance, heightened regulatory capital requirements and other risks associated with changes in regulation and the regulatory environment; • the impact of heightened capital requirements; • increases in the Company’s FDIC insurance premiums, or the collection of special assessments by the FDIC; • delinquencies or fraud with respect to the Company’s premium finance business; • credit downgrades among commercial and life insurance providers that could negatively affect the value of collateral securing the Company’s premium finance loans; • the Company’s ability to comply with covenants under its credit facility; and • fluctuations in the stock market, which may have an adverse impact on the Company’s wealth management business and brokerage operation. • ability of the Company to use technology to provide products and services that will satisfy customer demands and create efficiencies in operations and to manage risks associated therewith; Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements. The reader is cautioned not to place undue reliance on any forward- looking statement made by the Company. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. The Company undertakes no obligation to update any forward-looking statement to reflect the impact of circumstances or events after the date of the press release and this presentation. Persons are advised, however, to consult further disclosures management makes on related subjects in its reports filed with the Securities and Exchange Commission and in its press releases and presentations. Forward-Looking Statements